UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    February 2, 2005
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                       Cherokee International Corporation
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             (Exact name of registrant as specified in its charter)

           Delaware                       000-50593              95-4745032
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(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

  2841 Dow Avenue, Tustin, California                             92780
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code  (714) 544-6665
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Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

As described in Item 8.01 below, Mr. Ian Schapiro resigned as interim non-executive Chairman of the Board of Directors of Cherokee International Corporation (the "Company"), and the Board of Directors named Mr. Kenneth Kilpatrick as Chairman of the Board of Directors of the Company. On February 2, 2005, the Board of Directors determined that the Company shall provide an annual retainer of $50,000 to Mr. Kilpatrick. In addition, the Company granted Mr. Kilpatrick an option to purchase 20,000 shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company, effective as of the date immediately following the Company's next annual meeting of stockholders. The option will have a per share exercise price equal to the price per share of the Common Stock as reported on the Nasdaq National Market as of the close of trading on the effective date of the grant, and will vest in four equal annual installments commencing on the anniversary of the effective date. The retainer and option grant are consideration for Mr. Kilpatrick's service as Chairman of the Board of Directors, as well as his membership on the Company's Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The retainer and option grant are in lieu of amounts payable to other non-employee members of the Board of Directors.

Item 8.01         Other Events.

On February 2, 2005, Mr. Ian Schapiro resigned from the position of interim non-executive Chairman of the Board of Directors of the Company. Also on February 2, the Board of Directors of the Company named Mr. Kenneth Kilpatrick the Chairman of the Board of Directors. Mr. Schapiro remains a Director of the Company. A copy of the Company's press release regarding Mr. Kilpatrick's appointment is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01         Financial Statements and Exhibits.

(c)    Exhibits.

       99.1 Press Release dated February 2, 2005.

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CHEROKEE INTERNATIONAL CORPORATION



Date: February 2, 2005                      By:  / s /  Van Holland
                                                 -------------------------------
                                                 Name: Van Holland
                                                 Title:  Chief Financial Officer